Exhibit 5 (k)

                                                                       BD2203MNY

Application for Allstate Variable Annuities
Issued by Allstate Life Insurance Company of New York

Allstate Life Insurance Company of New York
Std. Mail: P.O. Box 82656, Lincoln, NE 68501-2656
Express: 2940 S. 84th St., Lincoln, NE 68506-4142
Phone 800-256-9392
FAX 866-628-1006
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1. PROGRAM SELECTION

o ALLSTATE VARIABLE ANNUITY - B SHARE o ALLSTATE VARIABLE ANNUITY - L SHARE FOR
                                        BROKER USE ONLY:
                                        oProgram B oProgram C
-------------------------------------------------------------------------------

2. SELECT OPTIONAL BENEFIT(S)Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

A. Living Benefit Options - If selecting and optional Living Benefit, please complete the following steps. If not selecting a Living Benefit, please skip to section 2B below. Investment restrictions apply. For more information, please refer to the instruction page.

     Step 1: Select a Living Benefit: ( Please select ONE option for Either the TrueReturn/R/ OR SureIncome/SM/ Living Benefits)

          a. TrueReturn/R/ Accumulation Benefit (AB) - All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider. Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base. Refer to the rider and prospectus for more details.

          //True Return Guarantee Option 1...Rider  Period:  ________ years (8 -
          11)

          //True Return Guarantee Option 2....Rider Period: ________ years (10 -
          16)



          b. SureIncomeSM Withdrawal Benefit (WB) - This rider may have limited usefulness in connection with Contracts subject to section 401(a)(9)of the Internal Revenue Code because withdrawals made to satisfy minimum distribution requirements under the Internal Revenue Code might result in guarantee reductions under the rider unless the benefit payment
          remaining   has  been  increased   to  satisfy   these   distribution
          requirements. If your Contract may be subject to section 401(a)(9) you should consult your tax advisor and consider whether this rider is appropriate to your individual circumstances.

          //SureIncome Plus  (available ages 0-75)

          //SureIncome for Life (available ages 50-75)

     Step 2: Select a Living Benefit Investment Choice: (Select one)

          // TrueBalance/R/ Asset Allocation Program (Use section 12A to choose your Asset Allocation Model)

          // Custom Model (Use section 12B to choose your subaccounts)

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B. DEATH BENEFIT OPTIONS - Select all that apply.


     // Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79

     // Spousal Protection Benefit - Available for IRA's where owners and annuitants age 0-90, and co-annuitant age 0-79 (limitations may apply)
-------------------------------------------------------------------------------

3.   OWNER - If no  Annuitant  is  specified in Section 6, the Owner will be the
     Annuitant.
                                                                                       // Male
                                                                                       // Female
________________________________________________________________________________________________________
                Name                                                                    Gender
________________________________________________________________________________________________________
SSN/TIN                                        Date of Birth                            Phone
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)              City                State               Zip

________________________________________________________________________________________________________
Mailing address (if different from above)       City                State               Zip



For Home Office Use Only

BD2203MNY                       PAGE 1 OF 8                             (05/06)

                                                                      BD2203MNY

4.  OWNER TYPE
/ / Individual          / / Grantor Trust       / / Non-Grantor Trust   / / Partnership                 / /Corporation/Association
/ / CRT                 / / Minor               / / Custodial           / / Tax Exempt Organization


5.  JOINT OWNER - (If any)

                                                                                       // Male
                                                                                       // Female
________________________________________________________________________________________________________
                Name                                                                    Gender
________________________________________________________________________________________________________
SSN/TIN                                        Date of Birth                    Relationship to Owner
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)              City                State               Zip



-------------------------------------------------------------------------------




6. ANNUITANT INFORMATION - Complete only if different from the Owner listed above.

                                                                                       // Male
                                                                                       // Female
________________________________________________________________________________________________________
     Annuitant Name                                                                    Gender
________________________________________________________________________________________________________
SSN/TIN                                        Date of Birth
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)              City                State               Zip

                                                                                       // Male
                                                                                       // Female
________________________________________________________________________________________________________
     Co-Annuitant Name                          SSN/TIN             Date of Birth       Gender



(Complete only if Spousal Protection Benefit is selected in Section 2B.)

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7.   BENEFICIARY(IES)  - Spouse  must be the  sole  Primary  Beneficiary  if the
     Spousal Protection Benefit is selected in Section 2B.

_________________________________________________________________________________________________________________________________%
PRIMARY BENEFICIARY 1 NAME         SS/TIN           Date of Birth               Relationship to Owner                 Percentage
_________________________________________________________________________________________________________________________________
Street Address (No PO Boxes or C/O)                                    City               State                       Zip

_________________________________________________________________________________________________________________________________%
BENEFICIARY 2 NAME / /PRIMARY   / /CONTINGENT     SS/TIN           Date of Birth      Relationship to Owner           Percentage
_________________________________________________________________________________________________________________________________
Street Address (No PO Boxes or C/O)                                    City               State                       Zip

_________________________________________________________________________________________________________________________________%
BENEFICIARY 3 NAME / /PRIMARY   / /CONTINGENT     SS/TIN           Date of Birth      Relationship to Owner           Percentage
_________________________________________________________________________________________________________________________________
Street Address (No PO Boxes or C/O)                                    City               State                       Zip

_________________________________________________________________________________________________________________________________%
BENEFICIARY 4 NAME / /PRIMARY   / /CONTINGENT     SS/TIN           Date of Birth      Relationship to Owner           Percentage
_________________________________________________________________________________________________________________________________
Street Address (No PO Boxes or C/O)                                    City               State                       Zip

------------------------------------------------------------------------------

8.   CITIZENSHIP - If more space is necessary, use Special Remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

Owner           / / Yes         / / No          Joint Owner             / / Yes         / / No
Annuitant(s)    / / Yes         / / No          Beneficiary(ies)        / / Yes         / / No

___________________________________________________________________________________________________
Name                                 Party (e.g. "Owner")                     Country
___________________________________________________________________________________________________
Permanent Resident Card Number                               Visa Number and Type
(Attach copy if available)                                   (Attach copy if available)

--------------------------------------------------------------------------------

9.   TYPE OF PLAN

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other _________________

Tax year for which IRA contribution is being made _____  Contribution by: // Employer // Individual

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BD2203MNY                                   PAGE 2 OF 8           (05/06)

                                                                       BD2203MNY


10. INITIAL PAYMENT - IMPORTANT: Please make sure client name and Social Security Number appear on all client checks.

INITIAL PURCHASE PAYMENT: $_______________ MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

A.   Source of Payment

        // Initial Payment  // Transfer  // Rollover  // 1035 Exchange

B.   Method of Payment

        // Personal Check  // Cashier's Check/Money Order  // Wire   / / Other _________

--------------------------------------------------------------------------------
11.   ALLOCATION OF PAYMENT - COMPLETE ONE OF THE FOLLOWING THREE OPTIONS

     A.   This  option  only  available  if  SELECTING  the   TrueReturn/R/   or
          SureIncome/SM/ Benefits in Section 2A. Allocations must be whole percentages and total 100%. If NOT selecting TrueReturn or SureIncome Benefits, move to options 11B or 11C below.

     1. / / _____% of purchase payment allocated to the TrueBalance Asset
                   Allocation Model selected in Section 12A or the variable subaccount(s) selected in Section 12B.

     2. / / _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the TrueBalance Asset Allocation Model selected in Section 12A or the variable subaccount(s) selected in
                   Section 12B. All money must be transferred out of the DCA Account by the end of the selected installment period.


                Select ONE:     / / 6-month DCA Account* in ________ (3-6) monthly installments
                                / / 12-month DCA Account* in ________ (7-12) monthly installments

-------------------------------------------------------------------------------
     B. This option available only if NOT SELECTING the TrueReturn/R/ or SureIncome/SM/ Benefits in Section 2A. Allocations must be whole percentages and total 100%.

     1. / / _____% of purchase payment allocated to the TrueBalance Asset
                   Allocation Model selected in Section 12A or the variable subaccount(s) selected in Section 12B.

     2. / / _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the TrueBalance Asset Allocation Model selected in Section 12A or the variable subaccount(s) selected in
                   Section 12B. All money must be transferred out of the DCA Account by the end of the selected installment period.


     3. / / _____% of purchase payment  allocated to the Guarantee Period  Accounts*.
          Allocations must be whole percentages

                    Portion to allocate to Guarantee  Period  Accounts*
                                                              // 1-Year Guarantee Period ________ %

                                                              // 3-Year Guarantee Period ________ %

                                                              // 5-Year Guarantee Period ________ %

                                                              // 7-Year Guarantee Period ________ %



-------------------------------------------------------------------------------

      C. / / Growback Strategy* - This option available only if NOT SELECTING TrueReturn/R/ or SureIncome/SM/ Benefits in Section 2A.

          A portion of purchase payment allocated to the (select one) / /1 / /3 / /5 or / / 7 Year Guarantee Period Account* and the remainder allocated to the TrueBalance Asset Allocation Model selected in
          Section 12A or the variable subaccount(s) selected in Section 12B. The portion allocated to the Guarantee Period Account* will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.


          This strategy may be terminated or modified at any time by the Owner or the insurer by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available  with all products.


BD2203MNY                            PAGE 3 OF 8          (05/06)

                                                                       BD2203MNY

12. INVESTMENT CHOICES - If you did NOT select a TrueBalance/R/ model in Section 2, complete Section 10A OR 10B to indicate the desired initial payment allocation. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.

A. TRUEBALANCE/R/ ASSET ALLOCATION PROGRAM - May not be available with all products

Select ONE of the following models if you wish to use the TrueBalance Asset Allocation Program to allocate your purchase payment or DCA transfers among the variable subaccounts. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the subaccount you select.

By selecting one of these Asset Allocation Models, you acknowledge receipt of the TrueBalanceSM Asset Allocation Program materials, which describe each model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the subaccounts according to the model you selected. Each model represents a combination of investments with varying degrees of risk. The Models do not include the DCA or Guarantee Period Accounts.


|_| Conservative |_| Moderately  Conservative |_| Moderate/1/
|_|  Moderately  Aggressive/1/  |_|  Aggressive/1/

--------------------------------------------------------------------------------
B. VARIABLE SUBACCOUNTS - Complete this section only if NOT completing 12A above.
Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to DCA or Guarantee Period Accounts in Section
11). If you selected the TrueReturn/R/ or SureIncomeSM Living Benefit in Section 2A, your investment choices may be limited. The allocation options in bold letters are not available. Please refer to the instruction page for details. Subaccounts in bold Letters are not available for selection with the TrueReturn or SureIncome benefits.



MONEY MARKET

_______% Fidelity VIP Money Market
_______% Morgan Stanley VIS Money Market
BOND
_______% Morgan Stanley VIS Income Plus
_______% PIMCO Real Return
_______% PIMCO Total Return
HIGH YIELD BOND
_______% Fidelity VIP High Income
BALANCED
_______% FTVIP Franklin Income Securities
_______% Morgan Stanley VIS Strategist
_______% Putnam VT The George Putnam Fund of Boston
_______% Van Kampen UIF Equity and Income
LARGE CAP VALUE
_______% AllianceBernstein Value
_______% Goldman Sachs VIT Growth and Income
_______% Morgan Stanley VIS Dividend Growth
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock Portfolio
_______% Van Kampen LIT Growth and Income
LARGE CAP BLEND
_______% Fidelity VIP Growth & Income
_______% Goldman Sachs VIT CORE/SM/ U.S. Equity
_______% Morgan Stanley VIS S&P 500 Index
LARGE CAP GROWTH
_______% AllianceBernstein Growth
_______% Fidelity VIP Contrafund(R)
_______% Morgan Stanley VIS Aggressive Equity
_______% Morgan Stanley VIS Equity
_______% Putnam VT Voyager
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen UIF Equity Growth
MID CAP VALUE
_______% FTVIP Mutual Shares Securities
_______% Goldman Sachs VIT Mid Cap Value Equity
_______% Van Kampen UIF U.S. Mid Cap Value
MID CAP BLEND
_______% Fidelity VIP Mid Cap
MID CAP GROWTH
_______% FTVIP Franklin Flex Cap Growth Securities
_______% Van Kampen LIT Aggressive Growth
_______% Van Kampen UIF Mid Cap Growth
SMALL CAP VALUE
_______% AllianceBernstein Small/Mid Cap Value
SMALL CAP BLEND
_______% Goldman Sachs VIT CORE/SM/ Small Cap Equity
SMALL CAP GROWTH
_______% Van Kampen UIF Small Company Growth
GLOBAL AND INTERNATIONAL
_______% AllianceBernstein International Value
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Templeton Foreign Securities
_______% Morgan Stanley VIS European Equity
_______% Morgan Stanley VIS Global Dividend Growth
_______% Putnam VT International Equity
_______% Van Kampen UIF Emerging Markets Equity
_______% Van Kampen UIF Global Franchise
_______% Van Kampen UIF International Equity
SPECIALTY
_______% AllianceBernstein Utility Income
_______% PIMCO CommodityRealReturn Strategy
_______% PIMCO Emerging Markets Bond
_______% Van Kampen UIF U.S. Real Estate
100 % TOTAL

1. These options are not available with TrueReturn/R/ Guarantee Option 1.

BD2203MNY                            PAGE 4 OF 8                 (05/06)

                                                                       BD2203MNY

13.  SPECIAL REMARKS -
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

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14.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) //Checking Account  // Savings Account

IMPORTANT:  A  VOIDED  BLANK  CHECK  FOR THE  NAMED  ACCOUNT  MUST BE  ATTACHED.

______________________________________________________________________________
Financial  Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                 Acct.  No.

*Please  allow  three  business  days for the  payment  to be  credited  to your annuity.
------------------------------------------------------------------------------

15. OPTIONAL PROGRAMS - DOLLAR COST AVERAGING PROGRAM - May not be available with all products

Transfer FROM (indicate subaccount)     Transfer to (select investment option)  Percent per transfer   Transfer Frequency: Monthly


----------------------------             ----------------------------           --------------%
                                         ----------------------------           --------------%
                                         ----------------------------           --------------%
                                         ----------------------------           --------------%
                                                                                 Total = 100%





Number of occurrences: __________ (3-12)

IMPORTANT: All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments. In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.



16. OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM

A.  NOTICES AND  ACKNOWLEDGEMENTS

     o If enrolling in a Systematic Withdrawal Program, Section 16G(Federal Withholding Election for Non-Periodic Distributions) must be completed by each owner. Distributions received by the Owner(s) are subject to federal income tax withholding unless otherwise elected by the Owner(s).

     o Systematic Withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize.

     o If the SureIncome Benefit is selected with this application, please note that any future withdrawal request may exceed or may cause any systematic withdrawals to exceed the allowed withdrawal amount under the SureIncome Benefit Option.


B. SYSTEMATIC WITHDRAWAL AUTHORIZATION: I authorize Allstate Life Insurance Company of New York (Allstate) to begin systematic withdrawals from my annuity to be withdrawn on the ______ day/1/ beginning in the month of ______________. I understand that withdrawals may result in taxable income and, prior to owners age 59 1/2, may be subject to a 10%federal tax penalty.

Please select a withdrawal date between the 5th and 26th of the month. Also, please allow 3 business days for receipt of a direct deposit or 7 business days for the receipt of a check.


BD2203MNY                         PAGE 5 OF 8                      (05/06)

                                                                BD2203MNY

C.TYPE OF SYSTEMATIC WITHDRAWAL: Select One of the following systematic withdrawal options:

// Net Systematic Withdrawal $_______ The check amount will equal the requested amount. The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments and income tax withholding (if any).

// Gross Systematic Withdrawal $_______ The check may differ from the requested amount due to applicable charges, adjustments and income tax withholding (if any).

D. Frequency of payments: // Monthly // Quarterly // Semiannually //Annually



E. SPECIFY PERCENTAGES TO BE WITHDRAWN

ALLIANCEBERNSTEIN
_____%AllianceBernstein Growth
_____%AllianceBernstein International Value
_____%AllianceBernstein Small/Mid Cap Value
_____%AllianceBernstein Value
FIDELITY INVESTMENTS
_____%Fidelity VIP Contrafund(R)
_____%Fidelity VIP Growth & Income
_____%Fidelity VIP High Income
_____%Fidelity VIP Mid Cap
_____%Fidelity VIP Money Market
FRANKLIN TEMPLETON
_____%FTVIP Franklin Flex Cap Growth Securities
_____%FTVIP Franklin Income Securities
_____%FTVIP Mutual Discovery Securities
_____%FTVIP Mutual Shares Securities
_____%FTVIP Templeton Foreign Securities
GOLDMAN SACHS
_____%Goldman Sachs VIT CORESM Small Cap Equity
_____%Goldman Sachs VIT CORESM U.S. Equity
_____%Goldman Sachs VIT Growth and Income
_____%Goldman Sachs VIT Mid Cap Value Equity
MORGAN STANLEY VIS
_____%Morgan Stanley VIS Aggressive Equity
_____%Morgan Stanley VIS Dividend Growth
_____%Morgan Stanley VIS Equity
_____%Morgan Stanley VIS Global Dividend Growth
_____%Morgan Stanley VIS Income Plus
MORGAN STANLEY VIS (CONTINUED)
_____%Morgan Stanley VIS Money Market
_____%Morgan Stanley VIS S&P 500 Index
_____%Morgan Stanley VIS Strategist
PIMCO VIT
_____%PIMCO VIT Emerging Markets Bond
_____%PIMCO VIT CommodityRealReturn
_____%PIMCO VIT Real Return
_____%PIMCO VIT Total Return
PUTNAM VT
_____%Putnam VT George Putnam Fund of Boston
_____%Putnam VT International Equity
_____%Putnam VT New Value
_____%Putnam VT Voyager
VAN KAMPEN INVESTMENTS
_____%Van Kampen LIT Aggressive Growth
_____%Van Kampen LIT Comstock
_____%Van Kampen LIT Emerging Growth
_____%Van Kampen LIT Growth and Income
_____%Van Kampen UIF Emerging Markets Equity
_____%Van Kampen UIF Equity and Income
_____%Van Kampen UIF Equity Growth
_____%Van Kampen UIF Global Franchise
_____%Van Kampen UIF International Equity
_____%Van Kampen UIF Mid Cap Growth
_____%Van Kampen UIF Small Company Growth
_____%Van Kampen UIF U.S. Mid Cap Value
_____%Van Kampen UIF U.S. Real Estate


F. TYPE OF ACCOUNT FOR DEPOSIT: // Checking Account (attach voided check) //Savings


______________________________________________________________________________
ACCOUNT NUMBER                                  9 DIGIT ABA ROUTING NUMBER

______________________________________________________________________________
FINANCIAL INSTITUTION                   City            State             Zip

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)



______________________________________________________________________________
Payee's Name                            ACCOUNT NUMBER (IF APPLICABLE)
______________________________________________________________________________
Street Address                 City            State                   Zip

IMPORTANT: Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

BD2203MNY                          PAGE 6 OF 8                    (05/06)

                                                                       BD2203MNY
 ...SECTION 16: OPTIONAL PROGRAMS - SYSTEMATIC  WITHDRAWAL PROGRAM,  CONTINUED
------------------------------------------------------------------------------
G. FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS - Please complete ONLY if enrolling in Systematic Withdrawals.

o A Separate  election must be received from each owner on a contract.

o Owners are encouraged to make unanimous elections to avoid delay in processing.

Contract#:_____________                 Resident State:_______________

IMPORTANT: You may want to consult with your tax advisor.

// No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.) You may not elect out of mandatory federal withholding if you are a Non-Resident alien, US Citizen living abroad, or are requesting an eligible rollover distribution from a plan qualified under Section 401 or 403(b) of the Code.

// Withholding: I do want to have ____% federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)



Notice of Withholding

A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are generally considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. We do not voluntarily withhold in states where state withholding is not required. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld. On surrender, you must include in gross income any gain that is distributed from your contract, and this Company must report the income to the Internal Revenue Service. Once you surrender your contract, you cannot offset the reportable income even if you return the unendorsed surrender check to us. The Company generally does not allow reinstatements of surrendered annuity contracts. PLEASE CONSULT WITH YOUR TAX ADVISOR PRIOR TO TAKING A DISTRIBUTION OR SURRENDERING YOUR CONTRACT.




Only residents of CA may request state withholding.

o CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax  withheld?  Yes___  No____

o If YES and you elected federal withholding, we will automatically withhold for you.

o If YES and you did not elect federal withholding, provide a whole dollar amount to be withheld from each payment no less than $10. $___



AUTHORIZATION
My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. I also understand the program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.


 Sign Here
______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)
______________________________________________________________________________
Representative's Name           Rep. Number     Firm Name       Phone Number

-------------------------------------------------------------------------------

17.  REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? // Yes // No
B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? // Yes // No (If yes, please complete the following.)

Company:________________________________________ Policy No. ________________________________
Cost Basis Amount: $____________________________ Policy Date:______________________________

C. Have you purchased another annuity during the current calendar year? // Yes // No
D. Do you or any joint owner currently own an annuity issued by the insurer? // Yes // No


BD2203MNY                           PAGE 7 OF 8                    (05/06)

                                                                       BD2203MNY

18.  DISCLOSURES AND ACKNOWLEDGEMENTS


The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.


The Interest-Credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. THese charges do not incerease as a result or allocating money to our DCA Account(s).


A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I / We have read the disclosure statement above and:

o understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount.

o acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

To request a Statement of Additional Information (SAI), check here //
________________________________________________________________________________
SUBSTITUTE FORM W-9 UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including U.S. resident alien).

The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.



Sign Here

_______________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

_______________________________________________________________________________
Signed at: City, State                  Date



________________________________________________________________________________________________________
Variable Annuities are not protected by      Not insured by any Federal
the Securities Investor Protection               Government Agency           May Lose Value
Corporation (SIPC) as to the loss of the
 principal amount invested.
________________________________________________________________________________________________________

-------------------------------------------------------------------------------
19.  FOR AGENT USE


To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

Sign Here
_____________________________________________________________________________
Licensed Agent Signature        Print Name               Broker/Dealer Social

_____________________________________________________________________________
Security Number (required)      Address

_____________________________________________________________________________
Licensed I.D. #                 E-mail address          Telephone




BD2203MNY                        PAGE 8 OF 8                      (05/06)

Exhibit 5 (l)


                                                                      BD2203AANY

Application for Allstate Advisor variable annuities
Issued by Allstate Life Insurance Company of New York

Allstate Life Insurance Company of New York
Std. Mail: P.O. Box 82656, Lincoln, NE 68501-2656
Express: 2940 S. 84th St., Lincoln, NE 68506-4142
Phone 1-800-632-3492
FAX 1-866-525-2689
-------------------------------------------------------------------------------
1. PROGRAM SELECTION

                        o ADVISOR   o ADVISOR PLUS    oADVISOR PREFERRED
                        (7-YR. SC)   (8-YR. SC)       o Package I 0-YR.SC  o Package II 3-YR. SC  oPackage III 5-YR. SC.

(For Broker Use Only)   oProgram A  oProgram A
                        oProgram B  oProgram B
                                                                           oProgram B                   oProgram B
                                                                           oProgram C                   oProgram C

-------------------------------------------------------------------------------

2. SELECT OPTIONAL BENEFIT(S) - Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

A. Living Benefit Options - If selecting an optional Living Benefit, please complete the following steps. If not selecting a Living Benefit, please skip to section 2B below. Investment restrictions apply. For more information, please refer tot he instruction page.

Step 1: Select a Living Benefit: (Please select ONE option from EITHER the
TrueReturn(R)OR SureIncome(SM) Living Benefits)

     a. TrueReturn Accumulation Benefit (AB) - All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider.
     Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base. Refer to the rider and prospectus for more details.



           / / TrueReturn Guarantee Option 1 ... Rider Period: ______ years (8-11)
           / / TrueReturn Guarantee Option 2 ... Rider Period: ______ years (10-16



     b.  SureIncome  Withdrawal  Benefit  (WB) - This  rider  may  have  limited usefulness in connection with Contracts subject to section 401(a)(9) of the
     Internal   Revenue  Code  because   withdrawals  made  to  satisfy  minimum
     distribution  requirements  under the Internal Revenue Code might result in guarantee  reductions under the rider unless the benefit payment  remaining has been  increased to satisfy  these  distribution  requirements.  If your
     Contract may be subject to section  401(a)(9)  you should  consult your tax advisor and consider  whether this rider is appropriate to your  individual circumstances.

           / / SureIncome Plus (available ages 0-75)
           / / SureIncome for Life (available ages 50-75)

Step 2: Select a Living Benefit Investment Choice: (Select One)

     //   TrueBalance(R)  Asset  Allocation  Program  (Use section 12A to choose your Asset Allocation Model
     //   Fidelity VIP Freedom  Funds (Use  section 12B to choose your  Fidelity
          VIP Freedom Funds subaccount)
     //   Custom Model (Use section 12C to choose your subaccounts)

--------------------------------------------------------------------------------
B. Death Benefit Options - Select all that apply:

/ / Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79
/ /  Spousal  Protection  Benefit - Available  for owners and  annuitants  age
     0-90,  and  co-annuitant  age 0-79  (limitations  may  apply)

-------------------------------------------------------------------------------

3. OWNER - If no Annuitant is specified in Section 6, the Owner will be the Annuitant.

                                                        // Male // Female
_______________________________________________________________________________
Name                                                    Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth                   Phone
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
_______________________________________________________________________________
Mailing Address (if different from above)  City         State           Zip
-------------------------------------------------------------------------------

Bar Code Here--For Home Office Use Only

BD2203AANY                     PAGE 1 OF 8                         (05/06)


4.  OWNER TYPE

// Individual   // Grantor Trust   // Non-Grantor Trust   // Partnership   // Corporation/Allociation
// CRT          // Minor           // Custodial           // Tax Exempt Organization

-------------------------------------------------------------------------------
5.  JOINT OWNER - If any

                                 oMale
                                 oFemale
_______________________________________________________________________________
Name                             Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth           Relationship to Owner
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip


-------------------------------------------------------------------------------
6.  ANNUITANT - Complete only if different from the Owner listed above.

                                  oMale
                                  oFemale
_______________________________________________________________________________
Name                              Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
                                                                       oMale
                                                                       oFemale
_______________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth           Gender
(Complete only if Spousal Protection Benefit is selected in Section 2)
-------------------------------------------------------------------------------


7. BENEFICIARY(IES) - Spouse must be sole Primary Beneficiary if the Spousal Protection Benefit is selected in Section 2B.


_____________________________________________________________________________________________%
Primary Beneficiary 1 Name     SSN/TIN      Date of Birth   Relationship to Owner   Percentage

_____________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

______________________________________________________________________________________________%
Beneficiary 2 Name // Primary // Contingent   SSN/TIN     Date of Birth   Relationship to Owner   Percentage

______________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_______________________________________________________________________________________________%
Beneficiary 3 Name // Primary // Contingent   SSN/TIN     Date of Birth   Relationship to Owner   Percentage

_______________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

________________________________________________________________________________________________%
Beneficiary 4 Name  // Primary // Contingent  SSN/TIN    Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

--------------------------------------------------------------------------------

8.  CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below o Owner oYes oNo o Joint Owner oYes oNo
                                                                  o Annuitant(s) oYes oNo  o Beneficiary(ies) oYes oNo

______________________________________________________________________________________________________________
1. Name                            Party (e.g. "Owner")         Country
______________________________________________________________________________________________________________
Permanent Resident Card Number (Attach copy if available)       Visa Number and Type (Attach copy if available)


-------------------------------------------------------------------------------

9.  TYPE OF PLAN

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other________________________________
Tax year for which IRA contribution is being made____________ Contribution by: oEmployer oIndividual

BD2203AANY                                   PAGE 2 OF 8           (05/06)

                                                                      BD2203AANY

10.  INITIAL PAYMENT - IMPORTANT: Please make sure client name and Social Security Number appear on all client checks.

INITIAL PURCHASE PAYMENT: $_______________ (MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK)

A. SOURCE OF PAYMENT
           oInitial Payment        oTransfer       oRollover       o1035 Exchange

B. METHOD OF PAYMENT

           oPersonal Check         o Cashier's Check/Money Order  oWire   oOther__________________________

-------------------------------------------------------------------------------
11. ALLOCATION OF PAYMENT - Please complete ONE of the following three options

A. This option available only if SELECTING TrueReturn(R) or SureIncome(SM) Benefits in Section 2A. Allocations must be whole percentages and total 100%. If NOT selecting TrueReturn or SureIncome Benefits, move to Options 11B or 11C below.

     1. //_____% of purchase payment allocated to: the TrueBalance Asset Allocation Model selected in Section 12A; the Fidelity VIP Freedom Funds subaccount selected in SEction 12B or; the variable subaccount(s) selected in Section 12C.

     2. //_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to: the TrueBalance Asset Allocation Model Selected in Section 12A; the Fidelity VIP Freedom Funds subaccount selected in Section 12B or; the Variable Subaccount(s) selected in Section 12C. All money must be transferred out of the DCA Account* by the end of the selected installment period.


               Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                           o 12-month DCA Account in ________  (7-12) monthly installments

B. This option available only if NOT SELECTING TrueReturn(R) or SureIncomeSM Benefits in Section 2A. Allocations must be whole percentages and total 100%.

     1. //_____% of purchase payment allocated to TrueBalance Asset Allocation Model selected in Section 12A; the Fidelity VIP Freedom Funds subaccount selected in Section 12B or; the Variable Subaccount(s) selected in Section 12C.

     2. //_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account* to: the TrueBalance Asset Allocation Model selected in Section 12A; the Fidelity VIP Freedom Funds subaccount selected in Section 12B or; the variable subaccount(s) selected in Section 12C. All money must be transferred out of the DCA Account* by the end of the selected installment period.

            Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                        o 12-month DCA Account in ________  (7-12) monthly installments

3. //_____% of purchase payment allocated to the Guarantee Period Accounts*. Allocations must be whole percentages

                    Portion to allocate to Guarantee  Period  Accounts*
                                                                o 1-Year Guarantee Period ________ %

                                                                o 3-Year Guarantee Period ________ %

                                                                o 5-Year Guarantee Period ________ %

                                                                o 7-Year Guarantee Period ________ %


C. // Growback Strategy - This option available only if NOT SELECTING TrueIncome(R) or SureIncome(SM) Benefits in Section 2A.

     A portion of purchase payment allocated to the (select one) //1 //3 //5 OR //7 Year Guarantee Period Account* and the remainder allocated to the TrueBalance Asset Allocation Model selected in Section 12A; the Fidelity
     VIP Freedom Funds subaccount selected in Section 12B or; the variable subaccount(s) selected in Section 12C. The portion allocated to the Guarantee Period Account* will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.

     This strategy may be terminated or modified at any time by the Owner or the Insurer by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available  with all products.


BD2203AANY                                    PAGE 3 OF 8          (05/06)

                                                                      BD2203AANY

12. INVESTMENT CHOICES - Please complete ONE of the following three sections to allocate the variable portion of your purchase payment.

A. TRUEBALANCE(R) ASSET ALLOCATION PROGRAM - May not be available with all products.

     Select ONE of the following models if you wish to use the TrueBalance Asset Allocation Program to allocate your purchase payment or DCA transfers among the variable subaccount. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select.

     By selecting one of these asset allocation models, you acknowledge receipt of the TrueBalance Asset Allocation Program materials, which describe each model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the subaccounts according to the Model you selected. Each Model represents a combination of subaccounts with varying degrees of risk. The models do not include the DCA or Guarantee Period Accounts.

|_| Conservative |_| Moderately Conservative |_| Moderate(1)
|_|  Moderately Aggressive(1)    |_|  Aggressive(1)

B. FIDELITY VIP FREEDOM FUNDS - May not be available with all products

     Select ONE of the following subaccounts if you wish to have your purchase payments or DCA transfers allocated to one of the Fidelity VIP Freedom subaccounts. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the subaccount you select.

/ / VIP Freedom Income / / VIP Freedom 2010 / / VIP Freedom 2020(1) / / VIP Freedom 2030(1)



C. VARIABLE SUBACCOUNTS - Complete this section only if NOT completing EITHER sction 12A or 12B above. Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to DCA or Guarantee Period Accounts in Section 11). If you selected the TrueReturn(R) or SureIncomeSM Living Benefit in Section 2A, your investment choices may be limited. Please refer to the instruction page for details.The allocation options in BOLD LETTERS are not available for selection with the TrueReturn or SureIncome benefits.


Money Market
_______% Putnam VT Money Market
_______% Van Kampen LIT Money Market
Bond
_______% FTVIP Franklin U.S. Government
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Strategic Bond/VA
_______% Putnam VT Income
High Yield Bond
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Oppenheimer High Income/VA
_______% Putnam VT High Yield
Balanced
_______% Fidelity VIP Freedom Income(2)
_______% Fidelity VIP Freedom 2010(2)
_______% Fidelity VIP Freedom 2020(1)
_______% Fidelity VIP Freedom 2030(1)
_______% FTVIP Franklin Income Securities
_______% Oppenheimer Balanced/VA
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Global Asset Allocation
_______% Van Kampen UIF Equity and Income
Large Cap Value
_______% FTVIP Franklin Growth and Income Securities
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Growth and Income
_______% Putnam VT Growth and Income
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Growth and Income
Large Cap Blend
_______% Fidelity VIP Index 500
_______% Oppenheimer Main Street/VA
_______% Putnam VT Investors
Large Cap Growth
_______% Fidelity VIP Contrafund(R)
_______% Fidelity VIP Growth Stock
_______% FTVIP Franklin Large Cap Growth Securities
_______% Oppenheimer Capital Appreciation/VA
_______% Putnam VT Voyager
_______% Van Kampen LIT Emerging Growth
_______% VAN KAMPEN UIF EQUITY GROWTH
Mid Cap Value
_______% FTVIP Mutual Shares Securities
_______% Lord Abbett Series Fund - Mid-Cap Value
_______% Van Kampen UIF U.S. Mid Cap Value
Mid Cap Growth
_______% Fidelity VIP Mid Cap
_______% Lord Abbett Series Fund Growth Opportunities
_______% Oppenheimer Aggressive Growth/VA
_______% PUTNAM VT VISTA
_______% Van Kampen LIT Aggressive Growth
Small Cap Value
_______% FTVIP Franklin Small Cap Value Securities
Small Cap Blend
_______% Oppenheimer Main Street Small Cap/VA
Small Cap Growth
_______% VAN KAMPEN UIF SMALL COMPANY GROWTH
Global and International
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
_______% OPPENHEIMER GLOBAL SECURITIES/VA
_______% Putnam VT International Equity
_______% Van Kampen UIF Global Franchise
Specialty
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF U.S. Real Estate

100 % TOTAL

(1)  These options are not available with TrueReturn(R) Guarantee Option 1

(2) These options are not available with TrueReturn Guarantee Option 1 except when completing Section 12B and allocating 100% of the variable portion of the purchase payment tot he selected Fidelity VIP Freedom FUnds subaccount.

BD2203AANY                              PAGE 4 OF 8                     (05/06)

                                                                      BD2203AANY

13.  SPECIAL REMARKS

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

------------------------------------------------------------------------------

14.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) // Checking Account // Savings Account

IMPORTANT:  A  VOIDED  BLANK  CHECK  FOR THE  NAMED  ACCOUNT  MUST BE  ATTACHED.

______________________________________________________________________________
Financial  Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                 Acct.  No.

*Please  allow  three  business  days for the  payment  to be  credited  to your annuity.
------------------------------------------------------------------------------

15. OPTIONAL PROGRAMS - DOLLAR COST AVERAGING PROGRAM - May not be available with all products

Transfer FROM (indicate subaccount) Transfer TO (select investment option) Percent per transfer Transfer frequency: Monthly
----------------------------------- -----------------------------           --------------%
                                    -----------------------------           --------------%
                                    -----------------------------           --------------%
                                    -----------------------------           --------------%
                                                                            Total = 100%

Number  of  occurrences:   __________  (3-12)  IMPORTANT:  All  assets  must  be
transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments. In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

16.  OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM

A. NOTICES AND ACKNOWLEDGEMENTS

     o If enrolling in a Systematic Withdrawal Program, Section 16G (Federal Withholding Election for Non-Periodic Distribtutions) must be completed by each owner. Distributions received by the Owner(s) are subject to federal inocme tax withholding unless otherwise elected by the Owner(s).

     o Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize.

     o If the SureIncome Benefit is selected with this application, please note that any future withdrawal request may exceed or may cause any systematic withdrawals to exceed the allowed withdrawal amount under the SureIncome Benefit Option.


B. SYSTEMATIC WITHDRAWAL AUTHORIZATION: I authorize the Allstate Life Insurance Company of New York (Allstate) to begin systematic withdrawals from my annuity to be withdrawn on the ______ day(1) beginning in the month of ______. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% federal tax penalty.

     (1) Please select a withdrawal date between the 5th and 26th of the month. Also, please allow 3 business days for receipt of a direct deposit or 7 business days for the receipt of a check.


BD2203AANY                         PAGE 5 OF 8                      (05/06)

                                                                      BD2203AANY

....SECTION 16: OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM, CONTINUED

C. TYPE OF SYSTEMATIC WITHDRAWAL: Select One of the following systematic withdrawal options:

/ / Net Systematic Withdrawal $___________ The check amount will equal the reuqested amount. The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments and income tax withholding (if any).

/ / Gross Systematic Withdrawal $__________ The check may differ from the requested amount due to applicable charges, adjustments or income tax withholding (if any).

D. Frequency of payments: // Monthly // Quarterly // Semiannually // Annually


E. SPECIFY PERCENTAGES TO BE WITHDRAWN

FIDELITY INVESTMENTS
_______% Fidelity VIP Contrafund(R)
_______% Fidelity VIP Freedom Income
_______% Fidelity VIP Freedom 2010
_______% Fidelity VIP Freedom 2020
_______% Fidelity VIP Freedom 2030
_______% Fidelity VIP Growth Stock
_______% Fidelity VIP Index 500
_______% Fidelity VIP Mid Cap
FRANKLIN(R) TEMPLETON(R) INVESTMENTS
_______% FTVIP Franklin Growth and Income Securities
_______% FTVIP Franklin Income Securities
_______% FTVIP Franklin Large Cap Growth Securities
_______% FTVIP Franklin Small Cap Value Securities
_______% FTVIP Franklin U.S. Government
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Mutual Shares Securities
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
LORD ABBETT
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Lord Abbett Series Fund - Growth and Income
_______% Lord Abbett Series Fund - Growth Opportunities
_______% Lord Abbett Series Fund - Mid-Cap Value
OPPENHEIMERFUNDS(R)
_______% Oppenheimer Aggressive Growth/VA
_______% Oppenheimer Balanced/VA
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Capital Appreciation/VA
_______% Oppenheimer Global Securities/VA
_______% Oppenheimer High Income/VA
_______% Oppenheimer Main Street/VA
_______% Oppenheimer Main Street Small Cap/VA
_______% Oppenheimer Strategic Bond/VA
PUTNAM INVESTMENTS
_______% Putnam VT Global Asset Allocation
_______% Putnam VT Growth and Income
_______% Putnam VT High Yield
_______% Putnam VT Income
_______% Putnam VT International Equity
_______% Putnam VT Investors
_______% Putnam VT Money Market
_______% Putnam VT New Value
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Vista
_______% Putnam VT Voyager
VAN KAMPEN INVESTMENTS
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen LIT Growth and Income
_______% Van Kampen LIT Money Market
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF Equity and Income
_______% Van Kampen UIF Equity Growth
_______% Van Kampen UIF Global Franchise
_______% Van Kampen LIT Mid Cap Growth
_______% Van Kampen UIF Small Company Growth
_______% Van Kampen UIF U.S. Mid Cap Value
_______% Van Kampen UIF U.S. Real Estate

F. TYPE OF ACCOUNT FOR DEPOSIT:  // Checking (attach voided check)  // Savings

____________________________________________________________________________
ACCOUNT NUMBER                                  9 DIGIT ABA ROUTING NUMBER
______________________________________________________________________________
FINANCIAL INSTITUTION
______________________________________________________________________________
ADDRESS                 CITY            STATE           ZIP


If, instead of a direct deposit, you wish to have a check mailed to you, complete the following. Otherwise, we will send to the address of record.

______________________________________________________________________________
Payee's Name                            Acct. No. (If applicable)
______________________________________________________________________________
Address                 City            State                   Zip


BD2203AANY                          PAGE 6 OF 8                    (05/06)

                                                                      BD2203AANY

....SECTION 16: OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM, CONTINUED

G. FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS - Please complete ONLY if enrolling in Systematic Withdrawals.

o A separate election must be received from each owner on a contract.
o Owners are encouraged to make unanimous elections to avoid delay in processing.

Contract #: ____________________        Resident State: ________________

/ / No Withholding:

I do NOT want Federal income tax withheld. (Federal income tax will be withheld unless this box is checked.) You may not elect out of mandatory federal withholding if you are a Non-Resident alien, US Citizen living abroad, or are requesting an eligible rollover distribution from a plan qualified under Section 401 or 403(b) of the Code.

/ / Withholding:

I do want to have _____% federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

o Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

o If you are not a U.S. Person (including a U.S. resident alien), we are required to withhold 30% of the taxable amount unless we receive a completed IRS Form W-8BEN claiming a reduced withholding rate pursuant to a tax treaty. The W-8BEN must have a valid U.S. Individual Taxpayer Identification Number to be considered complete.


                             Notice of Withholding

A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are generally considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. We do not voluntarily withhold in states where state withholding is not required. If the withholding section is left blank, or if the social security number or tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld. On surrender, you must include in gross income any gain that is distributed from your contract, and this Company must report the income to the Internal Revenue Service. Once you surrender your contract, you cannot offset the reportable income even if you return the unendorsed surrender check to us. The Company generally does not allow reinstatements of surrendered annuity contracts. Please consult with your tax advisor prior to taking a distribution or surrendering your contract.


Only residents of CA may request state withholding.

CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? o Yes o No

o If YES and you elected federal withholding, we will automatically withhold for you.

o If YES and you did not elect federal withholding, provice a whole dollar amount to be withheld from each payment no less than $10. %________

AUTHORIZATION

My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. I also understand the program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)
______________________________________________________________________________
Agent's Name                    NY Agent Number           Phone Number


17.  REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? oYes oNo
B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? oYes oNo (If yes, please complete the following.)

Company:________________________________________ Policy No. ________________________________
Cost Basis Amount: $____________________________ Policy Date:______________________________

C. Have you purchased another annuity during the current calendar year? oYes oNo
D. Do you or any joint owner currently own an annuity issued by the insurer? oYes oNo


BD2203AANY                           PAGE 7 OF 8                    (05/06)

                                                                      BD2203AANY

18.  DISCLOSURES AND ACKNOWLEDGEMENTS

Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Units is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. These charges do not increase as a result of allocating money to our DCA Account(s).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have not liability except to return the first purchase payment.


I/We have read the disclosure statement above and:

o understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount.

o acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

To request a Statement of Additional Insormation (SAI), check here / /


SUBSTITUTE FORM W-9
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including U.S. resident alien).

The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

_______________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

_______________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------
________________________________________________________________________________
                        Not Insured by any Federal            May Lose
                        Government Agency                      Value
_______________________________________________________________________
Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.
________________________________________________________________________________
18.  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? oYes oNo

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? oYes oNo

_____________________________________________________________________________
Licensed Writing Agent Signature                         NY AGNET NUMBER
                                                (Sales Produceers use NY Number)
_____________________________________________________________________________
PRINT NAME                                              SPLIT %

_____________________________________________________________________________
// Multi-Line Agent    // Financial Specialist     // Sales Producer
_____________________________________________________________________________
Agent Type

_____________________________________________________________________________
E-Mail Address                                          Phone


Licensed Partner Agent Signature                         NY AGNET NUMBER
                                                (Sales Produceers use NY Number)
_____________________________________________________________________________
PRINT NAME                                              SPLIT %

_____________________________________________________________________________
// Multi-Line Agent    // Financial Specialist     // Sales Producer
_____________________________________________________________________________
Agent Type

_____________________________________________________________________________
E-Mail Address                                          Phone

BD2203AANY                        PAGE 8 OF 8                      (05/06)

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